Exhibit 99

SWANK, INC. ANNOUNCES EXPIRATION OF GO-SHOP PERIOD AND

RECEIPT OF AN ALTERNATIVE ACQUISITION PROPOSAL

NEW YORK, NEW YORK, March 12, 2012: Swank, Inc. (OTC: SNKI), a leading designer and marketer of men’s and women’s belts and men’s leather accessories, jewelry and suspenders, announced today the expiration of the “go-shop” period under the terms of the previously announced agreement and plan of merger, dated as of February 3, 2012 (the “Merger Agreement”), among Swank, Randa Accessories Leather Goods LLC (“Randa”), Swing Acquisition LLC, a wholly-owned subsidiary of Randa, and Swing Merger Sub, Inc., an indirect wholly-owned subsidiary of Randa. Swank also announced that it has received an alternative acquisition proposal from a third party to acquire all of the outstanding shares of common stock of Swank (the “Acquisition Proposal”).

Under the terms of the Merger Agreement, Swank and its representatives had the right to solicit and encourage alternative acquisition proposals from third parties until 11:59 p.m., New York City time, on March 9, 2012, a period of 35 calendar days after the execution of the Merger Agreement. During the “go-shop” period, at the direction of the board of directors of Swank, representatives of Financo, Inc., Swank’s financial advisor (“Financo”), contacted a total of 76 potential acquirers, comprised of 28 strategic parties and 48 financial parties, that Swank and Financo believed might have been interested in a possible alternative transaction to the merger with Randa. As a result of these efforts, Swank received the Acquisition Proposal.

The board of directors of Swank has determined in good faith, after consultation with its outside financial and legal advisors, that the Acquisition Proposal is reasonably likely to result in a “Superior Proposal,” as such term is defined in the Merger Agreement, and the third party which submitted the Acquisition Proposal has qualified as an “Excluded Party,” as such term is defined in the Merger Agreement. By determining that the third party that submitted the Acquisition Proposal is an Excluded Party, Swank may, subject to certain conditions, continue to furnish information and engage in further discussions and negotiations with such party.

The board of directors of Swank has not determined that the Acquisition Proposal constitutes a Superior Proposal under the Merger Agreement. The Acquisition Proposal is subject to several conditions, including completion of due diligence and the negotiation of a mutually acceptable definitive agreement. Accordingly, there can be no assurance that the Acquisition Proposal will ultimately lead to a Superior Proposal as discussions and negotiations with the Excluded Party could terminate at any time. The board of directors of Swank has not changed its recommendation with respect to Swank’s pending merger with Randa pursuant to the Merger Agreement.

About Swank, Inc.

Swank is engaged in the importation, sale and distribution of men’s and women’s belts and men’s leather accessories, suspenders, and jewelry. Swank distributes its products to retail outlets throughout the United States and in numerous foreign countries. These products are distributed under the names “Kenneth Cole”, “Tommy Hilfiger”, “Nautica”, “Geoffrey Beene”, “Guess?”, “Tumi”, “Buffalo David Bitton”, “Chaps”, “Donald Trump”, “Pierre Cardin”, “US Polo Association”, and “Swank”. Swank also distributes men’s jewelry and leather items to retailers under private labels.

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THIS PRESS RELEASE IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE ANY SHARES OF THE COMMON STOCK OF SWANK. IN CONNECTION WITH THE PROPOSED TRANSACTION WITH RANDA, SWANK FILED A PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A

WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, ON FEBRUARY 17, 2012 AND SWANK INTENDS TO FILE A DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A AND OTHER RELEVANT MATERIALS WITH THE SEC. STOCKHOLDERS OF SWANK ARE URGED TO READ SWANK’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A DEFINITIVE PROXY STATEMENT WILL BE SENT TO SWANK’S STOCKHOLDERS SEEKING THEIR APPROVAL OF THE PROPOSED TRANSACTION. SWANK’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THESE DOCUMENTS (WHEN AVAILABLE) FREE OF CHARGE AT THE SEC’S WEB SITE, HTTP://WWW.SEC.GOV. IN ADDITION, THEY MAY OBTAIN FREE COPIES OF THESE BY CONTACTING SWANK’S SECRETARY, JEROLD R. KASSNER, AT 656 JOSEPH WARNER BOULEVARD, TAUNTON, MASSACHUSETTS 02780, TELEPHONE: (508) 977-4453. SWANK’S STOCKHOLDERS ALSO MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC PUBLIC REFERENCE ROOM AT 100 F STREET, N.E., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 OR VISIT THE SEC’S WEBSITE FOR FURTHER INFORMATION ON ITS PUBLIC REFERENCE ROOM.

SWANK, ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE FORTHCOMING SOLICITATION OF PROXIES FROM THE HOLDERS OF SWANK COMMON STOCK IN CONNECTION WITH THE PROPOSED TRANSACTION WITH RANDA. A LIST OF THE NAMES AND OTHER INFORMATION REGARDING THE DIRECTORS AND EXECUTIVE OFFICERS OF SWANK IS AVAILABLE IN SWANK’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, FILED WITH THE SEC ON MARCH 31, 2011, AMENDMENT NO. 1 ON FORM 10-K/A, FILED WITH THE SEC ON MAY 13, 2011, AND SWANK’S DEFINITIVE PROXY STATEMENT FOR ITS 2011 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON JULY 15, 2011. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE.

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Forward Looking Statements

Note: This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, general economic and business conditions; competition in the accessories markets, potential changes in customer spending; acceptance of product offerings and designs; the variability of consumer spending resulting from changes in domestic economic activity; any significant variations between actual amounts and the amounts estimated for those matters identified as critical accounting estimates, as well as other significant accounting estimates made in the preparation of financial statements; as well as geopolitical concerns. Accordingly, actual results may differ materially from such forward-looking statements. You are urged to consider all such factors. Any forward-looking statements relating to the transaction discussed above are based on our current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the transaction, SEC regulatory review of our filings related to the transaction, the continuing determination of Swank’s Board of Directors that the transaction is in the best interests of all stockholders; and the results of the go-shop period and whether any additional acquisition proposals or superior proposals are made. Swank and Randa assume no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

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Contact for Swank, Inc.: John Tulin, Chairman, 212-867-2600